Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with this Report on Form 10-Q for the three months ended March 31, 2013 (the “Report”) of Harvest Capital Credit Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Richard P. Buckanavage, Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard P. Buckanavage
Richard P. Buckanavage
Chief Executive Officer
June 10, 2013